Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, File No. 333-146323 under the Securities Act of 1933 and Amendment No. 52 to the Registration Statement on Form N-4, File No. 811-06564 under the Securities Act of 1940 of Separate Account VA CC of our report dated April 24, 2015 relating to the financial statements of Separate Account VA CC and to the use of our report dated April 28, 2015 with respect to the financial statements of Transamerica Premier Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 28, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company and (2) dated April 25, 2014, with respect to the financial statements of the subaccounts of the Separate Account VA CC, included in the Post-Effective Amendment No. 11 (Form N-4, No. 333-146323) and related to the Prospectus of Advisor’s Edge Variable Annuity and Advisor’s Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, IA

April 28, 2015